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[SILICON VALLEY BANK LOGO]

                         AMENDMENT TO SECURITY AGREEMENT

     THIS AMENDMENT TO SECURITY AGREEMENT dated as of April 18, 1996 is entered into between SILICON VALLEY BANK ("Silicon"), on the one side, and EMULEX CORPORATION, a Delaware corporation, EMULEX CARIBE, INC., a Delaware corporation, COMPUTER ARRAY DEVELOPMENT, INC., a California corporation, HIGHSPEED COMMUNICATIONS, INC., a California corporation, DIGITAL HOUSE, LTD., a California corporation, EMULEX FOREIGN SALES CORPORATION, a corporation organized under the laws of the United States Virgin Islands, on the other side (jointly and severally referred to as the "Obligor").

     The Parties hereby agree to amend the Security Agreement between them, dated March 31, 1994 (as amended or modified from time to time, the "Security Agreement"), as follows, effective as of March 25, 1996.

     1. DISSOLVED PARTIES. Each (a "Dissolved Party") of Emulex S.A.R.L., a corporation formerly organized under the laws of France, Emulex Italia S.r.l., a corporation formerly organized under the laws of Italy, Emulex GmbH, a corporation formerly organized under the laws of Federal Republic of Germany, Emulex Canada Inc., a corporation formerly organized under the laws of Canada, and Emulex Australia PTY, Limited, a corporation formerly organized under the laws of Australia, were Obligor parties to the Security Agreement as originally executed, and each of such parties has been dissolved in accordance with applicable law. Therefore, it is acknowledged and agreed that each of the Dissolved Parties is hereby removed as an Obligor under the Security Agreement.

     2. REVISED SECTION 1.2A. Section 1.2A of the Security Agreement is hereby amended in its entirety to read as follows:

        "1.2A GRANT OF SECURITY INTEREST IN COLLATERAL. The Obligor grants Silicon a continuing security interest in all of the Obligor's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral") as security for all Obligations: (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Obligor; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Obligor's business, and all warehouse receipts and other documents; (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral



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SILICON VALLEY BANK                              AMENDMENT TO SECURITY AGREEMENT
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         devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Obligor against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Obligor to any third parties in the ordinary course of Obligor's business; provided that if the Obligor proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its reasonable discretion."

         3. ADDITIONAL DOCUMENTATION AND ACTIONS REGARDING GRANT OF SECURITY INTEREST. In connection with the grant of the security interest as set forth in
Section 1.2A of the Security Agreement as modified by this Amendment, Obligor agrees to execute such additional documentation and take such additional actions as Silicon determines in its discretion are necessary or desirable in connection therewith.

         4. GENERAL PROVISIONS. This Amendment, the Security Agreement, any prior written amendments to the Security Agreement signed by Silicon and the Obligor, and the other written documents and agreements between Silicon and the Obligor set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Security Agreement, and all other documents and agreements between Silicon and the Obligor shall continue in full force and effect and the same are hereby ratified and confirmed.

OBLIGOR:                                      SILICON:

EMULEX CORPORATION                            SILICON VALLEY BANK

BY  /s/ Paul F. Folino                        BY  /s/ Michael P. Quain
    ------------------------------                ------------------------------
        PRESIDENT OR VICE PRESIDENT           TITLE  VP

BY  /s/ Walter J. McBride
    ------------------------------
       SECRETARY OR ASS'T SECRETARY


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SILICON VALLEY BANK                              AMENDMENT TO SECURITY AGREEMENT
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OBLIGOR:                                        OBLIGOR:

EMULEX CARIBE, INC.                             COMPUTER ARRAY DEVELOPMENT, INC.

BY  /s/ Paul F. Folino                          BY  /s/ Paul F. Folino
   --------------------------------                ----------------------------
   PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT


BY  /s/ Walter J. McBride                       BY  /s/ Walter J. McBride
   --------------------------------                ----------------------------
   SECRETARY OR ASS'T SECRETARY                    SECRETARY OR ASS'T SECRETARY



OBLIGOR:                                        OBLIGOR:

HIGHSPEED COMMUNICATIONS, INC.                  DIGITAL HOUSE, LTD.

BY  /s/ Paul F. Folino                          BY  /s/ Paul F. Folino
   --------------------------------                ----------------------------
   PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT


BY  /s/ Walter J. McBride                       BY  /s/ Walter J. McBride
   --------------------------------                ----------------------------
   SECRETARY OR ASS'T SECRETARY                    SECRETARY OR ASS'T SECRETARY


OBLIGOR:

EMULEX FOREIGN SALES CORPORATION

BY  /s/ Paul F. Folino
   --------------------------------
   PRESIDENT OR VICE PRESIDENT

BY  /s/ Walter J. McBride
   --------------------------------
   SECRETARY OR ASS'T SECRETARY

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